UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) December 8, 2008
CARBO Ceramics Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-15903	72-1100013

(Commission File Number)	(IRS Employer Identification No.)

6565 MacArthur Boulevard, Suite 1050 Irving, Texas	75039

(Address of Principal Executive Offices)	(Zip Code)
(972) 401-0090

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Retirement of Paul G. Vitek
The following information is being reported pursuant to Section 5.02(b) of Form 8-K.
On December 8, 2008, CARBO Ceramics Inc. (the “Company”) announced the pending retirement of Paul G. Vitek, the Company’s Senior Vice President and Chief Financial Officer. Mr. Vitek’s retirement will become effective on January 20, 2009.
Appointment of Ernesto Bautista, III
The following information is being reported pursuant to Section 5.02(c) of Form 8-K.
On December 8, 2008, the Company announced that it has appointed Ernesto Bautista, III as a Vice President of the Company. The appointment of Mr. Bautista as Vice President is effective as of January 1, 2009. He has also been appointed as the Chief Financial Officer of the Company effective January 20, 2009.
Mr. Bautista, age 37, has served as Vice President and Chief Financial Officer of W-H Energy Services, Inc., a Houston, Texas based diversified oilfield services company (“W-H Energy”), since July 2006. From July 2000 to July 2006, he served as Vice President and Corporate Controller of W-H Energy. From September 1994 to May 2000, Mr. Bautista served in various positions at Arthur Andersen LLP, most recently as a manager in the assurance practice, specializing in emerging, high growth companies. Mr. Bautista is a certified public accountant in the State of Texas.
There is no family relationship between Mr. Bautista and any of the Company’s executive officers or directors.
Mr. Bautista will receive an initial annual base salary of $265,000, and will be eligible to receive a target annual incentive bonus of 90% of his annual salary pursuant to the terms and conditions of the Company’s incentive compensation plan for key employees. An initial restricted stock award of 6,000 shares of the Company’s common stock pursuant to the terms of the Company’s 2004 Long Term Incentive Plan will be recommended for Mr. Bautista in connection with his appointment. Mr. Bautista will be eligible to participate in other benefit plans and programs on similar terms as other senior executives of the Company.
Item 7.01. Regulation FD Disclosure.
          On December 8, 2008, CARBO issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing the retirement of Mr. Vitek and the appointment of Mr. Bautista.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
     Pursuant to General Instruction B.2 of Form 8-K, the following exhibit is furnished with this Form 8-K.
99.1	Press Release, dated December 8, 2008.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBO CERAMICS INC.
Date: December 12, 2008	By:	/s/ R. Sean Elliott
General Counsel, Chief Compliance Officer
and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 8, 2008.

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